UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 9, 2003
                                                  ------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



United States                 333-103210               22-2382028
-------------                 ----------               ----------
(State or other              (Commission File          (I.R.S. employer
Jurisdiction of               Number)                   Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events
         ------------

          On June 9, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") amended three series of securities issued by the Chase Credit Card Master Trust -- Series 1996-3, Series 1996-2 and Series 1999-3 -- upon receiving letters from Standard & Poor's Ratings Group, Moody's Investors Services, Inc. and Fitch Ratings, which confirmed that the adoption of such amendments will not result in a reduction or withdrawal of the respective ratings of the certificates or notes of each of the aforementioned series. In addition to these letters, Chase USA received consents representing more than 50% of the outstanding principal amount of certificates and notes for each series, as the case may be.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         4.1 Amendment, dated as of June 9, 2003, to Series 1996-2 Supplement, dated as of January 23, 1996, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank ("JPMCB"), as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.2 Amendment, dated as of June 9, 2003, to Series 1996-3 Supplement, dated as of May 30, 1996, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.3 Amendment, dated as of June 9, 2003, to Series 1999-3 Supplement, dated as of September 29, 1999, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION




                                      By: /s/ Patricia Garvey
                                          --------------------------------
                                      Name: Patricia Garvey
                                      Title: Vice President



Date: June 9, 2003

                               INDEX TO EXHIBITS
                               -----------------



Exhibit Number    Exhibit
--------------    --------

4.1 Amendment, dated as of June 9, 2003, to Series 1996-2 Supplement, dated as of January 23, 1996, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.


4.2 Amendment, dated as of June 9, 2003, to Series 1996-3 Supplement, dated as of May 30, 1996, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.3 Amendment, dated as of June 9, 2003, to Series 1999-3 Supplement, dated as of September 29, 1999, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.